UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006 (July 20, 2006)

Trimble Navigation Limited
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-18645
(Commission File Number)

94-2802192
(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California
(Address of principal executive offices)

94085
(Zip Code)
Registrant's telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2006, the Company’s board of directors amended certain portions of the Company’s Bylaws to add electronic notice of meetings of the shareholders under Section 2.3 and 2.5, and to add voicemail and electronic notice of special meetings of the board of directors under Section 3.7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TRIMBLE NAVIGATION LIMITED
                        a California corporation

Dated: November 9, 2006      /s/ Irwin Kwatek
Irwin Kwatek
Vice President

EXHIBIT INDEX
Exhibit Number Description

Exhibit No.     Description

3.1	Text of amendments to the Bylaws of Trimble Navigation Limited, effective July 20, 2006.